UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2011

Quadrant 4 Systems Corporation
(Exact name of registrant as specified in its charter)

Florida
(State or Other Jurisdiction of Incorporation)

033-42498	65-0254624
(Commission File Number)	(IRS Employer Identification Number)

2850 Golf Road, Suite 405, Rolling Meadows, Illinois, 60008
(Address of principal executive offices)

(732) 798-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A amends the Form 8-K of Quadrant 4 Systems Corporation, originally filed with the Securities and Exchange Commission on April 20, 2011, to include the financial statements of Quadrant 4 Solutions, Inc., the business acquired, and the proforma consolidated financial statements of Quadrant 4 Systems Corporation and Subsidiaries, which were not included in the Form 8-K as originally filed.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statement of Business Acquired
Quadrant 4 Solutions, Inc. (Formerly MGL Solutions, Inc.)

(b)	Pro Forma Financial Information
Quadrant 4 Systems Corporations and Subsidiaries

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quadrant 4 Systems Corporation

October 13, 2011	By:	/s/ Dhru Desai
Dhru Desai
Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.1	Audited financial statements of Quadrant 4 Solutions, Inc.

99.2	Unaudited pro forma statement of operations of Quadrant 4 Systems Corporation and Subsidiaries